ACQUISITIONS (Preliminary allocation of the purchase price to the assets acquired and liabilities) (Details) - Steel Media [Member]	Oct. 30, 2014 USD ($)
Preliminary allocation of the purchase price to the assets acquired and liabilities assumed based on the estimated fair values
Cash	$ 32,038
Accounts receivable and other assets	2,975,728
Equipment	7,777
Goodwill and other intangibles	17,562,911
Total assets acquired	20,578,454
Accounts payable and other liabilities	(1,994,412)
Total	$ 18,584,042